SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  June 30, 2000



                                TRANSCANADA CAPITAL
               (Exact name of Registrant as Specified in Charter)

      Delaware                  1-14420                13-7095718
      ---------------           --------------       ----------------
      (State or other           (Commission          (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      organization)


c/o The Bank of New York, as Administrative Trustee
101 Barclay Street
New York, New York                                                      10286
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                Zip


Registrant's   telephone   number,   including  area  code:   (212)815-3200


                                       N/A

         (Former Name or Former Address if Changed Since Last Report)

Item 1.    Changes in Control of Registrant.
           --------------------------------
           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------
           Not Applicable.

Item 3.    Bankruptcy or Receivership.
           --------------------------
           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ---------------------------------------------
           Not applicable.

Item 5.    Other Events.
           ------------

           1. Receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on June 30, 2000.

           2.  Payment of  $3,500,196.88  to  holders  of  TransCanada   Capital
Cumulative Trust Originated Preferred Securities and Common Stock on June 30, 2000.

Item 6.    Resignation of Registrant's Directors.
           -------------------------------------
           Not applicable.

Item 7.    Financial  Statements,  Pro Forma Financial Information and Exhibits.
           --------------------------------------------------------------------
      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Exhibits.

           1. Administrative Trustee's Report in respect of (i) receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 1045 on June 30, 2000 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on June 30, 2000.

Item 8.    Change in Fiscal Year.
           ---------------------
           Not applicable.


                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          TRANSCANADA CAPITAL
                          (Registrant)

                            By: THE BANK OF NEW YORK
                                 as Administrative Trustee



                                 By: /s/Luis Perez
                                    --------------------------------------------
                                        Luis Perez
                                        Assistant Vice President

Dated:     October 4, 2000

                                 EXHIBIT INDEX

Exhibit                                                                   Page

   99    Administrative   Trustee's  Report  in  respect  of  (i)           5
         receipt of $3,500,196.88  of  interest on  TransCanada
         Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, June 30, 2000 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on June 30, 2000.

                                                                      EXHIBIT 99

                               TRANSCANADA CAPITAL

               CASH TRANSACTIONS - ADMINISTRATIVE TRUSTEE'S REPORT

6/30/00  Receipt of Interest on TransCanada Pipeline Limited       $3,500,196.88
         8.75% Junior Subordinated Debentures due July 24, 2045

6/30/00  Funds disbursed to Holders of TransCanada Capital         $3,500,196.88
         Cumulative Trust Originated Preferred Securities and Common Stock



Dated:     October 4, 2000



                            By: THE BANK OF NEW YORK
                                 as Administrative Trustee

                                  By:/s/ Luis Perez
                                     ------------------------------------------
                                         Luis Perez
                                         Assistant Vice President


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